UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 15, 2003

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

301 Brannan Street

San Francisco, California 94107

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)          Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of April 15, 2003

Item 9.  Regulation FD Disclosure (pursuant to Item 12)

                In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

                  On April 15, 2003, Advent Software, Inc. issued a press release announcing its results for the three months ended March 31, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ GRAHAM V. SMITH Graham V. Smith Vice President, Finance and Chief Financial Officer

Date: April 15, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of April 15, 2003